Exhibit 99.1

DS HEALTHCARE GROUP COMMENTS ON RECENT DEVELOPMENTS

POMPANO BEACH, Fla., March 28, 2016 (GLOBE NEWSWIRE) – On March 23, 2016, DS Healthcare Group, Inc., a Florida corporation (the “Company”) (NASDAQ:DSKX) filed a Current Report on Form 8-K with the SEC disclosing that the audit committee of the Board of Directors (the “Board”) concluded that the unaudited condensed consolidated financial statements of the Company for the two fiscal quarters ended June 30, 2015 and September 30, 2015 should no longer be relied upon because of certain errors in such financial statements.

Based on their review, to the knowledge of the audit committee of the Board, the errors totaled approximately $900,000 in reduced revenues. These errors included approximately $300,000 and $600,000 of revenues recorded in the second quarter and third quarter of 2015, respectively, that did not meet revenue recognition criteria. As a result, estimated unaudited 2015 fiscal year revenues should be reduced by approximately 6% to $13.0 million.

In addition, 800,000 restricted shares of Company common stock were issued during the third quarter of 2015 as compensation under a contract with a purported foreign distributor which the Company believes lacks future economic value. As a result, the Company has elected to expense such shares in the third quarter of 2015. Another 350,000 shares of Company’s common stock were issued during the fourth quarter of 2015 to an investor relations firm for a one-year engagement which commenced in the third quarter of 2015. To the knowledge of management, no services have been provided by this investor relations firm to date. Accordingly, the entire amount of the equity award was recorded as an expense during the fourth quarter. For these as well as other reasons, it is the Company’s position that all or a substantial portion of these restricted shares should be returned to the Company for cancellation. The Company intends to vigorously pursue its rights to recoup and cancel such shares.

Mark Brockelman, chief financial officer of the Company stated, “All of the adjustments to the Company’s consolidated financial statements will be recorded and reflected in our restatements of the unaudited financial statements for the two fiscal quarters ended June 30, 2015 and September 30, 2015 and in our 2015 financial statements included in our Form 10-K Annual Report.”

Commenting on these matters, Michael Pope, head of the audit committee of the Board said, “Renee Barch-Niles, chief executive officer, Mark Brockelman, chief financial officer, and Manny Gonzalez, chief commercial officer of the Company were all hired after the occurrence of the transactions that led to the restatement of the financials and the termination of Mr. Khesin. Although we certainly regret having to make these adjustments to our 2015 financial statements, we do not believe that the financial adjustments should have a material adverse effect on the future viability of the Company’s business. The audit committee and the Board will continue to work with our new management team.”

Renee Barch-Niles stated, “The Company has stated in our past quarterly and annual filings that there were material weaknesses based on lack of proper financial controls. New management and our board of directors have taken the first steps in addressing these issues and we remain highly confident that we can quickly establish the necessary financial controls to insure stability and longevity for the Company. Our goal has been and continues to be to insure that the right people are being placed into the right roles with the necessary skill sets and the proper controls are instituted without compromise. We intend to build a highly profitable global company with a comprehensive product portfolio of both medical devices and topical formulations which we believe will bring rapid revenue growth.”

Ms. Barch-Niles also stated, “With respect to our proposed acquisitions of Radiancy, Inc., a leading developer of consumer medical devices and the Neova® dermatological products business from Photomedex, Inc., we have been in continuous communication with PHMD and its senior executive officers. Our management and the Board remain committed to consummating the transactions with PHMD. We believe that the acquisitions will be accretive to our shareholders, that the market price of the Company shares will ultimately reflect the positive results we believe will result from this business combination, and that the shareholders of our company, as well as PHMD, will ultimately realize a significant increase in the value of their investments. Accordingly, at this time we intend to continue with the process required to complete the transactions, including providing our shareholders and the PHMD shareholders with a joint proxy statement/ prospectus.”

Ms. Barch-Niles concluded by stating, “Although there are no assurances that we will be able to complete the acquisition transactions with PHMD, our efforts to close the deal remain a top priority. At the same time, we have not taken our focus off of our core objectives to grow via expansion through new distribution channels, creating efficiencies, improving gross margins and successfully executing our 2016 plans. We look forward to the continued support of our shareholders.”

On February 22, 2016, the Company announced that it had entered into definitive merger agreements with Photomedex, Inc. (“PHMD”) (NASDAQ:PHMD) to acquire two PHMD subsidiaries, Radiancy, Inc., and the Neova® dermatological products business. As disclosed in its February 22, 2016 press release, the Company believes that if the transactions contemplated by the merger agreements are consummated, it would result in an increase in the Company consolidated net revenues for the twelve months following the acquisitions of approximately $60.0 million. As disclosed, the Company proposes to acquire the PHMD subsidiaries principally for the issuance of equity securities, as a result of which PHMD will become the largest shareholder of the Company owning a minimum of 42% of the Company’s common stock on a fully-diluted basis. The board of directors of both companies voted unanimously in favor of the transaction and holders of approximately 24% of the common stock of the Company and approximately 17% of the common stock of PHMD have agreed to vote their shares in favor of the mergers, which are currently scheduled to close in the second quarter of 2016. The transaction is subject to customary closing conditions, including approval by the shareholders of both the Company and Photomedex and regulatory approvals.

In addition to its disclosure regarding the need to restate two quarterly financial statements in 2015, the Company disclosed in its March 23, 2016 Current Report on Form 8-K that the audit committee of the Board had engaged independent counsel to conduct an investigation regarding certain transactions involving Daniel Khesin, the then President and a member of the Board, and a former consultant to the Company who was terminated in February 2016. As a result of such investigation, on March 17, 2016, and based on the advice and recommendation of its independent counsel, all members of the Board other than Mr. Khesin terminated Mr. Khesin as an executive officer and member of the Board, and also terminated his employment agreement dated December 16, 2013, in each case for cause. This action was taken because the Board believes that the investigation uncovered sufficient evidence to conclude that Mr. Khesin violated his fiduciary duty to the Company and its subsidiaries. On March 23, 2016, through his counsel, Mr. Khesin advised the Company that he disagrees with the findings of the audit committee and its independent counsel and believes that his termination as an executive officer of the Company, removal from the Board and termination of his employment agreement was improper and not valid. By its terms, Mr. Khesin’s employment agreement entitles him to receive ongoing compensation until it is determined by a final court order that his termination for cause was valid. On March 24, 2016, independent counsel advised the audit committee and the Board that it had completed its interviews and documentary review and did not anticipate any further inquiry by independent counsel in connection with its investigation. Such counsel has notified the SEC and will notify Nasdaq of its findings.

Conference Call

DSKX management will conduct a conference call to discuss this news release on Wednesday, March 30, 2016, at 8:00 a.m. Eastern Daylight Time. The conference call can be heard by dialing 1-877-809-7263 in the United States and Canada, or 1-857-244-8351 internationally, then referencing the Conference ID "492-162-36#." For those unable to listen to the conference call live, a replay will be available beginning at 12:00 pm Eastern Daylight Time on Thursday, March 31, 2016, either over the Internet at www.dshealthcaregroup.com or via phone by calling the replay phone number 1-888-286-8010 in the United States and Canada, or 1-617-801-6888 internationally, then referencing the Conference ID “16191135”. This replay will be available for 10 days.

About DS Healthcare Group, Inc. (DSKX)

DS Healthcare Group, Inc. is engaged in the development of biotechnology for topical therapies. It markets through online channels, specialty retailers, distributors, pharmacies, and salons. Its research has led to a highly innovative portfolio of personal care products and additional innovations in pharmaceutical projects. For more information on DS Healthcare Group's flagship brand, visit www.dslaboratories.com

About Radiancy

Founded in 1998, Radiancy Inc. is a developer and manufacturer of home-use and professional aesthetic and dermatological devices. The company sells a range of home-use devices under its proprietary brands for various indications including hair removal, acne reduction, skin rejuvenation and face lifting. The company also offers a professional product line which addresses acne clearance, skin tightening, psoriasis care and hair removal sold to physicians, clinics, and spas.

Radiancy’s products are supported by two core proprietary technologies known as LHE™ (Light Heat Technology) and Thermicon™. The company’s LHE™ technology is superior in cost performance, efficacy and ease of application to both laser and intense pulse light (IPL) technologies. LHE™ combines the use of direct heat and a wide-spectrum light source and allows very large treatment spot sizes with less discomfort without the requirement of skin cooling.

LHE™ technology is incorporated in Radiancy’s FDA cleared professional devices as well as its consumer products. The Thermicon™ technology, used in hair removal products, is the only technology currently on the market that allows for at-home painless and long lasting hair reduction on all skin types and hair colors and body parts. For more information visit www.radiancy.com

About Neova

NEOVA was the first clinical skin care brand to bring real innovation to the photo-aging category by introducing Copper Peptide Complex® technology products. Making the association between DNA damage and premature skin aging, NEOVA now introduces DNA repair and Copper Peptide Complex technologies providing complete, continuous, optimized care. These unique award-winning Combination Therapy skin care formulas target photo-damaged skin. Scientific studies have demonstrated that DNA repair and copper play fundamental roles in skin health. Without advanced delivery systems, vital nutrients, proteins and enzymes are unable to reach their destination and revitalize the appearance of skin.

For more information, visit: www.neova.com

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations of the Company and are subject to uncertainty and changes in circumstances. These forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “believe,” “estimate,” “potential,” “should”, “will” or similar words intended to identify information that is not historical in nature. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. These forward-looking statements include, among others, statements regarding the expected benefits of a potential combination of Radiancy, Neova, and the Company, including the expected effect of the mergers on financial results and profile (e.g., earnings per share and synergies); the anticipated benefits of geographic diversity that would result from the mergers and the expected results of Radiancy’s, Neova’s, and the Company’s product portfolios; expectations about future business plans, prospective performance and opportunities; required regulatory approvals and the expected timing of the completion of the transaction.

In addition to the above, there is no assurance that the potential transaction with Photomedex, Inc. (“PHMD”) will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. These risks and uncertainties include (a) the possibility that PHMD may seek to withdraw from the proposed transactions with the Company or may require adjustments to the terms of the mergers as a condition to continuing to recommend the transaction to its shareholders; which adjustments could be material and further dilutive to the Company shareholders; (b) the ability and timing to obtain required regulatory approvals and satisfy or waive other closing conditions; (c) the possibility that the mergers do not close when expected or at all; (d) the ability of the Company to promptly and effectively integrate their respective businesses of Radiancy and Neova Technology; (e) the requirement to satisfy closing conditions to the mergers as set forth in the merger Agreements; (f) the outcome of any legal proceedings that may be instituted in connection with the disclosures made in the March 23, 2016 Form 8-K or in connection with the proposed merger transactions; (g) the ability to retain certain key employees of Radiancy or Neova; and (h) that there may be a material adverse change affecting Radiancy, Neova, or the Company, or the respective businesses of PhotoMedex or the Company may suffer as a result of uncertainty surrounding the transaction. In addition, there are significant risks associated with the fact that (i) the material reduction in the market price of the Company common stock resulting from the adverse effects of the March 23, 2016 disclosures of the restatement of the Company’s quarterly reports for June 30, 2015 and September 30, 2015 and the termination of Mr. Khesin may never recover even if the mergers are consummated, and (ii) the likelihood that the Securities and Exchange Commission (the “SEC”) will conduct its own investigation of the events surrounding the financial restatement and termination of Daniel Khesin; which investigation could possibly uncover additional facts that materially and adversely affect the business and future prospects of the Company. These and other risk factors will be included in the joint proxy statement/prospectus to be filed by the Company and PHMD with the SEC. Forward-looking statements reflect the Company’s management’s analysis as of the date of this release, even if subsequently made available the Company on its website or otherwise. the Company does not undertake to revise these statements, whether written or oral, that may be made from time to time to reflect subsequent developments, except as required under the federal securities laws. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where You Can Find It

This press release has been filed as a Regulation FD Disclosure on the Company’s Form 8-K dated March XX, 2016. Shareholders and prospective investors in the Company are urged to read the Company’s Form 8-K dated February 22, 2016 and the Company’s Form 8-K dated March 23, 2016. This press release is not a solicitation of a proxy from any stockholder of the Company. In connection with the merger agreements, the Company and PHMD intend to file relevant materials with the SEC, including joint proxy statement and prospectus. Investors and security holders are urged to read these materials and any other relevant documents filed with the SEC when they become available because they will contain important information about Radiancy, Neova, the Company and the proposed transaction. The proxy statements, and other relevant materials (when they become available), and any other documents filed by with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders of the Company may obtain free copies of the documents filed with the SEC by accessing the Company’s web site at www.dshealthgroup.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

The Company and PHMD and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed transactions. Certain executive officers and directors of the Company and PHMD have interests in the transaction that may differ from the interests of stockholders generally. Information about the directors and executive officers of the Company following the mergers and their interests in the transaction will be described in the joint proxy statement/prospectus when it becomes available.

Contact

Investor Relations

(888) 404-7770 ext. 3

Investors@DSHealthGroup.com